EXHIBIT 23.1
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                       CONSENT OF INDEPENDENT ACCOUNTANTS
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We hereby consent to the incorporation by reference in the Registration
Statement on Forms S-8 (No. 33-87008, 333-21895, and 333-100511) of Schnitzer
Steel Industries, Inc. of our report dated February 28, 2003 relating to the financial statements of Pick-N-Pull Auto Dismantlers, which appears in the Current Report on Form 8-K/A of Schnitzer Steel Industries, Inc. dated April 25, 2003.


/s/ PricewaterhouseCoopers LLP
Sacramento, California
April 25, 2003